Supplement dated 11/1/2000 to
Mosaic Income Trust Prospectus
Government and Intermediate Income Funds, dated May 1, 2000

The first sentence in the "Dividends and Distributions" section of the prospectus on page 10 is revised to read as follows (to reflect the change in dividend declaration from daily to monthly):

Each fund's net income is declared as dividends monthly.

Supplement dated 11/1/2000 to
Mosaic Income Trust
Statement of Additional Information dated May 1, 2000

The second paragraph of the section entitled "Dividend Payments" on pages 17 and 18 is deleted entirely and the current third paragraph (first full paragraph on page 18) is revised to read as follows (to reflect the change in dividend declaration from daily to monthly):

Income earned on securities in the Government and Intermediate Income Funds are declared as dividends and distributed monthly.  In the Institutional Bond Fund, the dividend declaration and distribution is made at least annually, and normally quarterly.   The share price of each Fund will normally fall by an amount equal to the income or other dividend paid to you  (including any annual gains declared).